Exhibit 10.4

SECOND AMENDMENT TO MANAGEMENT AGREEMENT

This amendment entered into as of December 28, 1990 by and between INTERSTATE GENERAL PROPERTIES LIMITED PARTNERSHIP S.E. hereinafter referred to as the "Management Agent", INTERSTATE BUSINESS CORPORATION hereinafter referred to as "IBC", and SANTA MARIA ASSOCIATES S.E.

WITNESSETH

WHEREAS, Interstate St. Charles, Inc. and the Management Agent entered into a Management Agreement as of January 5, 1987 with respect to the property known as SANTA MARIA SHOPPING CENTER.

WHEREAS, on June 29, 1987 Interstate St. Charles, Inc. changed its name to Interstate Business Corporation.

WHEREAS, on February 16, 1990 the Management Agent changed its name to INTERSTATE GENERAL PROPERTIES LIMITED PARTNERSHIP S.E.

WHEREAS, on December 28, 1990 IBC transferred to Santa Maria Associates S.E. (a partnership created under the laws of the Commonwealth of Puerto Rico) title to the properties known as Santa Maria Shopping Center.

WHEREAS, the Management Agent, Santa Maria Associates S.E. and IBC desires to further amend the Management Agreement as follows:

First: In accordance with Clause 8, effective December 28, 1990, IBC assigns to Santa Maria Associates S.E. the Management Agreement dated January 5, 1987, as amended on January 4, 1988.

Second: As of December 28, 1990 Santa Maria Associates S.E. became the owner of the properties known as Santa Maria Shopping Center.

Third: Except as modified herein, Management Agent and Santa Maria Associates S.E. certify and confirm that all the terms and covenants of the Management Agreement, as amended, shall remain in full force and affect and the agreement and its amendments shall be construed and read as one instrument.

IN WITNESS WHEREOF, the parties hereto have signed this Amendment to Management Agreement as of the day, month and year first above written.

INTERSTATE GENERAL PROPERTIES	SANTA MARIA ASSOCIATES S.E.
LIMITED PARTNERSHIP S.E.	BY INTERSTATE GENERAL PROPERTIES
LIMITED PARTNERSHIP S.E.
MANAGING PARTNER

/s/ Francisco Arrivi	/s/ Ana Rosa Saez
FRANCISCO ARRIVI	ANA ROSA SAEZ
SENIOR VICE PRESIDENT	VICE PRESIDENT

INTERSTATE BUSINESS CORPORATION

/s/ Eduardo Cruz Ocasio
EDUARDO CRUZ-OCASIO
ASSISTANT TREASURER